UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2010

REPUBLIC FIRST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007		23-2486815

(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, PA 19102
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215)-735-4422

N/A

Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2010, Republic First Bancorp, Inc. issued a press release announcing its results of operations and financial condition at and for the quarter ended September 30, 2010.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release issued on October 21, 2010 regarding financial results for the quarter ended September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Date: October 22, 2010	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.            Description

99.1	Press Release issued on October 21, 2010 regarding financial results for the quarter ended September 30, 2010.